EXHIBIT 32

       CERTIFICATION REQUIRED BY 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Decorator Industries, Inc. ("the Company") on Form 10-Q for the quarterly period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Bassett, Chief Executive Officer and President of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2006                      By: /s/ William A. Bassett
                                                 ----------------------
                                                     William A. Bassett,
                                                     Chief Executive Officer
                                                     and President


Date: November 14, 2006                      By: /s/ Michael K. Solomon
                                                 ----------------------
                                                     Michael K. Solomon,
                                                     Chief Financial Officer